UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 12, 2003

OXFORD FINANCE CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	000-50049	01-0615368
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

133 North Fairfax Street
Alexandria, VA 22314
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:    (703) 519-4900

Item 7.    Financial Statements and Exhibits

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

Exhibit No.	Description
99.1	Press release dated August 12, 2003

Item 9.    Regulation FD Disclosure.

 In accordance with interim guidance of the Securities and Exchange Commission, this disclosure pursuant to Item 12 of Form 8-K is made under Item 9.

 On August 12, 2003, the Company issued a press release pursuant to Item 12 reporting the issuance of a press release, announcing our financial results for the quarter ended June 30, 2003. The text of the press release is included as an exhibit to this Form 8-K. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein is deemed to be furnished and shall not be deemed to be filed.

 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 12, 2003	Oxford Finance Corporation

	By:	/s/ Michael J. Altenburger Michael J. Altenburger Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated August 12, 2003